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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q of Analogic Corporation (the "Company") for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Bernard M. Gordon, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ BERNARD M. GORDON
                                          --------------------------------------
                                                    Bernard M. Gordon
                                                 Chief Executive Officer

Date: December 13, 2002

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